EXHIBIT 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of March 26, 2010, is entered into among ENCORE WIRE CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in their individual capacities as “Lenders” (as such term is defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 27, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of May 16, 2006, that certain Second Amendment to Credit Agreement, dated as of August 31, 2006, that certain Third Amendment to Credit Agreement, dated as of June 29, 2007, and that certain Fourth Amendment to Credit Agreement, dated as of August 6, 2008, and as modified by that certain Waiver to Credit Agreement, dated as of July 21, 2008, and that certain Waiver to Credit Agreement, dated as of February 10, 2010 (said Credit Agreement, as amended and modified, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested certain amendments to the Credit Agreement.
     C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:
     1. AMENDMENTS.
     (a) Paragraph 7.21(a)1. of the Credit Agreement is hereby amended to read as follows:
     1. Fixed Charge Ratio. Fixed Charge Ratio shall not at any time during the periods set forth below be less than the amount set forth opposite each such period:

Period	Fixed Charge Ratio
From and including January 1, 2010 through and including March 31, 2010	1.35 to 1.00

From and including April 1, 2010 through and including June 30, 2010	1.40 to 1.00

From and including July 1, 2010 through and including September 30, 2010	1.50 to 1.00

Thereafter	2.00 to 1.00
     (b) Paragraph 7.21(b)2. of the Credit Agreement is hereby amended to read as follows:
2.	[Intentionally Omitted.]
     (c) Paragraph 7.21(b)4. of the Credit Agreement is hereby amended to read as follows:
4.	“EBITDA” means an amount equal to the sum of the following, determined for the preceding four (4) completed Fiscal Quarters: (i) income before provision for income taxes plus (ii) all interest charges paid or accrued (including any charges incurred in connection with the early payment of the Private Placement Debt) plus (iii) depreciation and amortization.
     (d) Paragraph 7.21(b)5. of the Credit Agreement is hereby amended to read as follows:
5.	“Fixed Charge Ratio” means the ratio of the following, determined for the preceding four (4) Fiscal Quarters: (a) the sum of EBITDA less provision for income taxes less Maintenance Capital Expenditures, (b) divided by the sum of Interest Expense plus Current Maturities of Long-Term Indebtedness plus cash dividends paid by the Borrower to its shareholders.
     (e) Paragraph 7.21(b)7. of the Credit Agreement is hereby amended to read as follows:
7.	“Interest Expense” means all interest charges paid or assumed, excluding (i) capitalized interest, if any, and (ii) any charges incurred in connection with the early payment of the Private Placement Debt.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to this Fifth Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except to the extent such representations and warranties have been supplemented pursuant to paragraph 7.12 of the Credit Agreement;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Fifth Amendment, (ii) this Fifth Amendment has been duly executed and delivered by the Borrower, and (iii) this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Fifth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or the Guarantor, (ii) any Law applicable to the Borrower or the Guarantor or (iii) any indenture, agreement or other instrument to which the Borrower, the Guarantor or any of their respective properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Fifth Amendment or (ii) the acknowledgement by the Guarantor of this Fifth Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall be effective immediately upon satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by each Lender;
     (b) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower and acknowledged by the Guarantor;
     (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fifth Amendment; and
     (d) the Administrative Agent shall have received in immediately available funds for the account of each Lender an amendment fee of $12,500 for each Lender.

     4. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, the Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fifth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, and (ii) includes all Obligations as assumed by the Borrower, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
     7. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.
     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above.

BORROWER: ENCORE WIRE CORPORATION
By:	/s/ Frank J. Bilban
	Name:	Frank J. Bilban
	Title:	VP & CFO

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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Officer

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas P. Floyd
	Name:	Thomas P. Floyd
	Title:	Vice President

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ACKNOWLEDGED AND AGREED: EWC AVIATION CORP.

By:	/s/ Frank J. Bilban Name: Frank J. Bilban
Title: VP & CFO

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